                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 19
Report of Independent Accountants................ 29

LTMG ANR 2/00

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


/s/ Richard F. Powers, III             /s/ Dennis J. McDonnell
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                               4
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.7
99Q4                                                                              5.8

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

                                           A SHARES    B SHARES    C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1).....     2.22%       1.42%       1.54%
One-year total return(2)..................    (0.08%)     (0.51%)      0.81%
Five-year average annual total
return(2).................................     4.86%       4.55%       4.57%
Ten-year average annual total return(2)...     4.96%         N/A         N/A
Life-of-Fund average annual total
return(2).................................     5.35%       3.43%       3.49%
Commencement date.........................  06/16/86    11/05/91    05/10/93
 DISTRIBUTION RATE AND YIELD
Distribution rate(3)......................     5.43%       4.78%       5.13%
SEC Yield(4)..............................     6.49%       5.61%       5.70%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (2.25% for A shares) or contingent deferred sales charge for early withdrawal (2% for B shares and .75% for C shares). If the sales charge was included, total return would be lower.

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (2.25% for A shares) or contingent deferred sales charge for early withdrawal (2% for B shares and .75% for C shares). Effective October 1, 1999, the Fund established a new maximum sales charge and contingent deferred sales charge for Class A and B Shares, respectively. Returns shown are based on the current sales charge structure.

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended December 31, 1999. Had Certain Expenses of the Fund not been assumed by Van Kampen Asset Management Inc., total returns would have been lower and the SEC Yield would have been 6.14%, 5.40% and 5.50% for Classes A, B, and C, respectively.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Fund's portfolio, not to shares of the Fund. Fund shares when redeemed, may be worth more or less than their original cost. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Fund shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government. Past performance does not guarantee future results.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Lehman Brothers Mutual Fund 1- to 2-Year U.S. Government Index and the Merrill Lynch 1- to 3-Year U.S. Treasury Index over time. These indices are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Limited Maturity Government Fund vs. the Lehman Brothers Mutual Fund 1- to 2-Year U.S. Government Index and the Merrill Lynch 1- to 3-Year U.S. Treasury Index (December 31, 1989, through December 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]

                                                                            LEHMAN BROTHERS MUTUAL
                                                  VAN KAMPEN LIMITED        FUND 1- TO 2-YEAR U.S.     MERRILL LYNCH 1- TO 3-YEAR
                                               MATURITY GOVERNMENT FUND        GOVERNMENT INDEX           U.S. TREASURY INDEX
                                               ------------------------     ----------------------     --------------------------
Dec1989                                                 9772.00                    10000.00                     10000.00
                                                        9633.00                    10028.00                     10013.00
                                                        9692.00                    10084.00                     10060.00
                                                        9697.00                    10122.00                     10091.00
                                                        9624.00                    10159.00                     10113.00
                                                        9880.00                    10299.00                     10268.00
                                                        9995.00                    10398.00                     10374.00
                                                       10167.00                    10514.00                     10506.00
                                                       10100.00                    10562.00                     10537.00
                                                       10178.00                    10640.00                     10619.00
                                                       10297.00                    10751.00                     10740.00
                                                       10515.00                    10843.00                     10846.00
Dec1990                                                10698.00                    10962.00                     10978.00
                                                       10862.00                    11063.00                     11078.00
                                                       10934.00                    11137.00                     11144.00
                                                       10999.00                    11215.00                     11212.00
                                                       11124.00                    11317.00                     11325.00
                                                       11185.00                    11382.00                     11394.00
                                                       11228.00                    11433.00                     11435.00
                                                       11330.00                    11523.00                     11540.00
                                                       11387.00                    11662.00                     11696.00
                                                       11488.00                    11769.00                     11825.00
                                                       11599.00                    11887.00                     11952.00
                                                       11681.00                    12001.00                     12073.00
Dec1991                                                11744.00                    12158.00                     12260.00
                                                       11695.00                    12162.00                     12241.00
                                                       11760.00                    12198.00                     12281.00
                                                       11788.00                    12214.00                     12279.00
                                                       11896.00                    12321.00                     12391.00
                                                       11929.00                    12417.00                     12499.00
                                                       11988.00                    12523.00                     12632.00
                                                       11988.00                    12650.00                     12774.00
                                                       12035.00                    12737.00                     12866.00
                                                       12014.00                    12843.00                     13008.00
                                                       12020.00                    12787.00                     12928.00
                                                       12054.00                    12780.00                     12910.00
Dec1992                                                12114.00                    12891.00                     13032.00
                                                       12194.00                    13004.00                     13163.00
                                                       12235.00                    13087.00                     13275.00
                                                       12256.00                    13125.00                     13320.00
                                                       12288.00                    13198.00                     13403.00
                                                       12339.00                    13174.00                     13365.00
                                                       12371.00                    13256.00                     13464.00
                                                       12413.00                    13287.00                     13495.00
                                                       12424.00                    13376.00                     13613.00
                                                       12443.00                    13419.00                     13657.00
                                                       12469.00                    13449.00                     13679.00
                                                       12453.00                    13465.00                     13687.00
Dec1993                                                12496.00                    13515.00                     13737.00
                                                       12570.00                    13593.00                     13626.00
                                                       12502.00                    13537.00                     13737.00
                                                       12414.00                    13503.00                     13669.00
                                                       12386.00                    13470.00                     13618.00
                                                       12388.00                    13494.00                     13640.00
                                                       12412.00                    13532.00                     13680.00
                                                       12500.00                    13640.00                     13793.00
                                                       12505.00                    13686.00                     13846.00
                                                       12489.00                    13675.00                     13815.00
                                                       12516.00                    13714.00                     13846.00
                                                       12496.00                    13670.00                     13784.00
Dec1994                                                12517.00                    13703.00                     13813.00
                                                       12653.00                    13870.00                     14008.00
                                                       12834.00                    14035.00                     14200.00
                                                       12890.00                    14115.00                     14279.00
                                                       12980.00                    14229.00                     14401.00
                                                       13200.00                    14427.00                     14658.00
                                                       13259.00                    14503.00                     14737.00
                                                       13264.00                    14572.00                     14798.00
                                                       13346.00                    14652.00                     14866.00
                                                       13427.00                    14718.00                     14956.00
                                                       13520.00                    14827.00                     15095.00
                                                       13647.00                    14936.00                     15218.00
Dec1995                                                13763.00                    15041.00                     15330.00
                                                       13857.00                    15160.00                     15465.00
                                                       13762.00                    15126.00                     15400.00
                                                       13745.00                    15135.00                     15381.00
                                                       13729.00                    15164.00                     15399.00
                                                       13723.00                    15210.00                     15431.00
                                                       13808.00                    15312.00                     15536.00
                                                       13859.00                    15373.00                     15603.00
                                                       13888.00                    15436.00                     15654.00
                                                       14009.00                    15559.00                     15798.00
                                                       14153.00                    15715.00                     15976.00
                                                       14240.00                    15816.00                     16096.00
Dec1996                                                14222.00                    15841.00                     16099.00
                                                       14275.00                    15915.00                     16174.00
                                                       14305.00                    15961.00                     16211.00
                                                       14287.00                    16081.00                     16205.00
                                                       14400.00                    16189.00                     16338.00
                                                       14477.00                    16195.00                     16446.00
                                                       14591.00                    16297.00                     16562.00
                                                       14729.00                    16446.00                     16744.00
                                                       14735.00                    16479.00                     16754.00
                                                       14850.00                    16591.00                     16887.00
                                                       14954.00                    16700.00                     17012.00
                                                       14985.00                    16745.00                     17054.00
Dec1997                                                15065.00                    16851.00                     17170.00
                                                       15207.00                    16994.00                     17337.00
                                                       15201.00                    17021.00                     17352.00
                                                       15244.00                    17091.00                     17423.00
                                                       15288.00                    17171.00                     17504.00
                                                       15382.00                    17259.00                     17597.00
                                                       15439.00                    17345.00                     17689.00
                                                       15496.00                    17427.00                     17771.00
                                                       15669.00                    17607.00                     17995.00
                                                       15880.00                    17807.00                     18233.00
                                                       15886.00                    17899.00                     18323.00
                                                       15841.00                    17894.00                     18307.00
Dec1998                                                15878.00                    17962.00                     18371.00
                                                       15924.00                    18027.00                     18444.00
                                                       15864.00                    17983.00                     18354.00
                                                       15963.00                    18102.00                     18482.00
                                                       15996.00                    18162.00                     18541.00
                                                       15963.00                    18173.00                     18529.00
                                                       15997.00                    18227.00                     18587.00
                                                       15999.00                    18293.00                     18646.00
                                                       16028.00                    18340.00                     18700.00
                                                       16138.00                    18449.00                     18821.00
                                                       16181.00                    18506.00                     18871.00
                                                       16183.00                    18547.00                     18907.00
Dec1999                                                16230.00                    18576.00                     18934.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (2.25% for A shares) and Rule 12b-1 fee of .25%.

Past performance does not guarantee future results. The above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

We recently spoke with representatives of the adviser of the Van Kampen Limited Maturity Government Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. Ted V. Mundy, portfolio manager, has managed the Fund since June 1994 and worked in the investment industry since 1987. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Fund's performance for the 12 months ended December 31, 1999.

Q HOW WOULD YOU DESCRIBE THE MARKET IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

A In the first days of 1999, the fixed-income market appeared to be poised for a recovery from the volatility it had experienced in late 1998. A positive economic environment led to a year of steadily rising interest rates. For example, the yield for two-year Treasuries rose from a low level of approximately 4.53 percent in early January to approximately 6.21 percent by year-end.
    Early in the year, as investors gained confidence in the strength of the economy and the low-inflation environment, yield spreads narrowed between Treasuries and other types of bonds, including mortgage-backed securities. However, a robust domestic economy soon threatened to fuel inflationary pressures, which drew the attention and intervention of the Federal Reserve Board. Yield spreads widened late in the spring, and continued as the Fed implemented two rate hikes of 0.25 percent each. These increases seemed to soothe investors, but spreads remained under pressure as investors grew concerned about the potential effects of year 2000 problems. A third Fed hike and a smooth transition into the new year ushered in a relatively calm ending to a volatile and difficult year for the fixed-income market.

Q HOW DID THESE CONDITIONS AFFECT THE FUND'S EXPOSURE TO MORTGAGE-BACKED SECURITIES?

A As interest rates rose and the fixed-income market became more volatile, mortgage-backed securities fluctuated in value and performance. However, yield-spread fluctuations were contained to a defined range, indicating that the volatility within the mortgage sector was somewhat limited. Spreads narrowed from approximately 175 basis points at the beginning of the year to less than 115 basis points in December.
    At the same time, rising interest rates translated into lower mortgage prepayment rates and less prepayment risk for mortgage-backed securities. After maintaining a fairly steady weighting in mortgage-backed securities during the first half of the year, we increased the Fund's allocation in the second half in order to take advantage of the sector's value. This strategy generally benefited the Fund during the period, with the exception of November, when mortgage-backed securities lagged Treasuries. Within the mortgage sector, we maintained the Fund's emphasis on structured agency mortgage securities, which tend to incur less risk in a rising rate environment than other mortgage-backed securities. The Fund also held private-label and asset-backed securities, which performed well and contributed to the Fund's income stream.

Q     WHAT OTHER STRATEGIES DID YOU USE TO MANAGE THE FUND?

A Early in the year, a flat Treasury curve led us to focus the Fund's Treasury allocation on shorter-term securities--primarily two- to five-year Treasury securities. As interest rates rose during the period, concerns about additional flattening led us to reduce two-year securities in favor of five-year Treasuries, which was beneficial for the Fund.
    The portfolio's high allocation to mortgage-backed securities gave the Fund a slightly higher portfolio duration than its benchmark. As interest rates started to rise, this longer duration hindered the Fund's return. However, duration was reduced to neutral levels late in the period, which reflected our belief that interest rates might continue to rise.

Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A Rising interest rates and challenging market conditions were the most significant factors affecting the Fund's return. For the 12-month period ended December 31, 1999, the Limited Maturity Government Fund generated a total return of 2.22 percent(1) (Class A shares at net asset value). Additionally, the Fund's Class A shares provided shareholders with a competitive distribution rate of 5.43 percent, based upon the maximum offering price as of December 31, 1999. The Fund also provided a monthly dividend of $0.0545 per share at year end, following a dividend increase in December.
    By comparison, the Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index posted a total return of 3.41 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of U.S. government securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index. Of course, past performance is no guarantee of comparable future results. For additional Fund performance results, please refer to the chart and footnotes on page 3.

Q     WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A We still see value in the mortgage market and believe it will be buoyed by increased demand in the coming months. Given this perspective, we'll continue to emphasize the Fund's allocation to mortgages with reliable structures in order to support the Fund's income stream without limiting its ability to participate in market rallies. Assuming that further interest rate increases are on the horizon, we'll also continue our efforts to maintain the Fund's neutral duration.

    Of course, we will continue to keep a close eye on the changing yield spreads between Treasuries and other fixed-income securities, but we expect the trend in yield spreads to be favorable. Our ongoing evaluation of the relationship between mortgages and Treasuries should help us maintain an optimal balance between the two sectors in the Fund's portfolio.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e., a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they receive from homeowners paying off their mortgages). These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
 DIVIDEND HISTORY
FOR THE PERIOD ENDED DECEMBER 31, 1999
[BAR GRAPH]

                                                                    DISTRIBUTION PER CLASS A SHARE
                                                                    ------------------------------
Jan 1999                                                                         0.055
Feb 1999                                                                         0.055
Mar 1999                                                                         0.055
Apr 1999                                                                         0.055
May 1999                                                                         0.055
Jun 1999                                                                         0.055
Jul 1999                                                                        0.0515
Aug 1999                                                                        0.0515
Sep 1999                                                                        0.0515
Oct 1999                                                                        0.0515
Nov 1999                                                                        0.0515
Dec 1999                                                                        0.0545

The dividend history represents past performance of the Fund and does not predict the Fund's future distributions.
 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS
[BAR GRAPH]

                                                                     DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                                     -----------------                  -----------------
CMOs                                                                        38.8                                  9
Asset-Backed Securities                                                     22.6                               20.8
Treasury Notes                                                              16.3                               28.4
GNMA                                                                         8.7                               10.3
FNMA                                                                         6.2                               11.7
ARMs                                                                         4.5                                5.3
FHLMC                                                                        2.9                               14.5

 COUPON DISTRIBUTION AS A PERCENTAGE OF LONG-TERM INVESTMENTS
[BAR GRAPH]

5.9 OR LESS                                                                      23.7
6-6.9                                                                            13.90
7-7.9                                                                            45.90
8-8.9                                                                            10.20
9-9.9                                                                             3.90
10 or more                                                                        2.40

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)               Description             Coupon         Maturity         Market Value
----------------------------------------------------------------------------------------
         ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES  3.8%
$   43   Federal Home Loan Mortgage Corp.
         Pools............................   9.925%        02/01/18         $    42,806
   597   Federal National Mortgage
         Association Pools................   7.532         03/01/19             612,241
 1,280   Federal National Mortgage
         Association Pools................   7.561         09/01/19           1,310,085
                                                                            -----------
         TOTAL ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES................     1,965,132
                                                                            -----------
         ASSET BACKED SECURITIES  19.3%
 3,000   First USA Credit Card Master
         Trust (Variable Rate Coupon).....   5.732         04/15/03           3,001,620
 2,500   GE Capital Mortgage Funding
         Corp.............................   7.110         07/25/14           2,489,075
 1,954   PacificAmerica Home Equity Loan
         (Variable Rate Coupon)...........   5.668         12/25/27           1,948,627
 2,500   New Century Home Equity Loan
         Trust............................   7.190         03/25/26           2,477,350
                                                                            -----------
         TOTAL ASSET BACKED SECURITIES...................................     9,916,672
                                                                            -----------
         COLLATERALIZED MORTGAGE OBLIGATIONS  33.0%
 5,000   Federal Home Loan Mortgage Corp.
         (PAC)............................   6.250         07/15/18           4,952,550
   416   Federal Home Loan Mortgage Corp.
         (PAC -- Variable Rate Coupon)....   5.500         04/15/20             417,314
 4,547   Federal National Mortgage
         Association (REMIC)..............   7.000         03/25/04           4,532,593
 2,077   Federal National Mortgage
         Association (REMIC, PAC).........   7.000         01/25/03           2,066,152
 3,753   Government National Mortgage
         Association (REMIC -- Variable
         Rate Coupon).....................   5.780         09/16/19           3,749,908
 1,292   Saxon Mortgage Securities
         Corp.............................   5.680         11/25/23           1,256,346
                                                                            -----------
         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.......................    16,974,863
                                                                            -----------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)               Description             Coupon         Maturity         Market Value
----------------------------------------------------------------------------------------
         U.S. GOVERNMENT AGENCY OBLIGATIONS  15.2%
$  904   Federal Home Loan Mortgage Corp.
         30 Year Pools (a)................   9.250%        12/01/15         $   951,162
   327   Federal Home Loan Mortgage Corp.
         15 Year Pools....................   9.500         12/01/01             339,607
 1,180   Federal National Mortgage
         Association 30 Year Pools (15
         Year Dwarf) (a)..................   6.500   11/01/09 to 01/01/13     1,149,295
   848   Federal National Mortgage
         Association 30 Year Pools (a)....   8.500   05/01/21 to 04/01/25       871,876
   208   Federal National Mortgage
         Association 30 Year Pools (a)....   9.500   07/01/11 to 09/01/20       220,189
   425   Federal National Mortgage
         Association 30 Year Pools........  10.000         05/01/21             457,525
 3,039   Government National Mortgage
         Association 30 Year Pools (a)....   7.500   06/15/28 to 09/15/28     3,005,439
    52   Government National Mortgage
         Association 30 Year Pools (a)....   8.500   06/15/16 to 01/15/17        54,122
   124   Government National Mortgage
         Association 30 Year Pools (a)....   9.500   03/15/16 to 01/15/19       132,822
   293   Government National Mortgage
         Association 30 Year Pools (a)....  10.000   03/15/16 to 04/15/19       318,802
   101   Government National Mortgage
         Association 30 Year Pools (a)....  10.500   05/15/13 to 02/15/18       110,036
   154   Government National Mortgage
         Association 30 Year Pools (a)....  11.000         11/15/18             170,363
                                                                            -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS........................     7,781,238
                                                                            -----------
         U.S. GOVERNMENT OBLIGATIONS  13.9%
 3,500   United States Treasury Notes
         (a)..............................   7.875         08/15/01           3,587,080
 3,500   United States Treasury Notes.....   8.750         08/15/00           3,560,480
                                                                            -----------
         TOTAL U.S. GOVERNMENT OBLIGATIONS...............................     7,147,560
                                                                            -----------

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------


Description                                                                      Market Value
---------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  85.2%
  (Cost $44,174,684)..........................................................   $43,785,465
SHORT-TERM INVESTMENTS  13.4%
Federal Home Loan Bank Discount Note ($6,917,000 par, yielding .933%, 01/03/00 maturity)
  (Cost $6,916,462)...........................................................     6,916,462
                                                                                 -----------
TOTAL INVESTMENTS  98.6%
  (Cost $51,091,146)..........................................................    50,701,927
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%...................................       707,661
                                                                                 -----------
NET ASSETS  100.0%............................................................   $51,409,588
                                                                                 ===========

(a) Assets segregated as collateral for open futures transactions and investments sold short.
PAC--Planned Amortization Class.
REMIC--Real Estate Mortgage Investment Conduits.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $51,091,146)........................    $50,701,927
Cash........................................................        489,204
Receivables:
  Investments Sold..........................................      1,562,102
  Interest..................................................        433,419
  Fund Shares Sold..........................................        103,156
  Expense Reimbursement from Advisor........................         17,167
Other.......................................................         46,301
                                                                -----------
      Total Assets..........................................     53,353,276
                                                                -----------
LIABILITIES:
Payables:
  Investments Sold Short (Proceeds $1,487,344)..............      1,483,590
  Income Distributions......................................         66,562
  Fund Shares Repurchased...................................         53,403
  Distributor and Affiliates................................         45,069
  Investment Advisory Fee...................................         25,901
Trustees' Deferred Compensation and Retirement Plans........        161,717
Accrued Expenses............................................         98,071
Variation Margin on Futures.................................          9,375
                                                                -----------
      Total Liabilities.....................................      1,943,688
                                                                -----------
NET ASSETS..................................................    $51,409,588
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $61,903,225
Net Unrealized Depreciation.................................       (396,018)
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (68,295)
Accumulated Net Realized Loss...............................    (10,029,324)
                                                                -----------
NET ASSETS..................................................    $51,409,588
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $36,957,260 and 3,136,760 shares of
    beneficial interest issued
    and outstanding)........................................    $     11.78
    Maximum sales charge (2.25% of offering price)..........            .27
                                                                -----------
    Maximum offering price to public........................    $     12.05
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,877,956 and 835,444 shares of
    beneficial interest issued and outstanding).............    $     11.82
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,574,372 and 387,240 shares of
    beneficial interest issued and outstanding).............    $     11.81
                                                                ===========

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 3,461,746
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      241,515
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $91,713, $112,399 and $32,933,
  respectively).............................................      237,045
Shareholder Services........................................       96,640
Shareholder Reports.........................................       72,636
Accounting..................................................       55,102
Registration and Filing Fees................................       53,208
Trustees' Fees and Related Expenses.........................       45,996
Custody.....................................................       25,495
Legal.......................................................        6,939
Other.......................................................       18,000
                                                              -----------
    Total Expenses..........................................      852,576
    Investment Advisory Fee Reduction.......................       26,006
    Less Credits Earned on Cash Balances....................        4,420
                                                              -----------
    Net Expenses............................................      822,150
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,639,596
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (545,024)
  Futures...................................................     (249,187)
  Forward Commitments.......................................       (1,875)
                                                              -----------
Net Realized Loss...........................................     (796,086)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      411,092
                                                              -----------
  End of the Period:
    Investments.............................................     (385,465)
    Futures.................................................      (10,553)
                                                              -----------
                                                                 (396,018)
                                                              -----------
Net Unrealized Depreciation During the Period...............     (807,110)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,603,196)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,036,400
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $ 2,639,596         $ 2,618,207
Net Realized Loss..............................       (796,086)           (112,021)
Net Unrealized Depreciation During the
  Period.......................................       (807,110)            (42,667)
                                                   -----------         -----------
Change in Net Assets from Operations...........      1,036,400           2,463,519
                                                   -----------         -----------
Distributions from Net Investment Income.......     (2,593,346)         (2,577,038)
Distributions in Excess of Net Investment
  Income.......................................        (29,021)                -0-
                                                   -----------         -----------
Distributions from and in Excess of Net
  Investment Income*...........................     (2,622,367)         (2,577,038)
                                                   -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................     (1,585,967)           (113,519)
                                                   -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................     54,166,511          33,962,320
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................      1,636,980           1,577,636
Cost of Shares Repurchased.....................    (53,774,412)        (44,219,999)
                                                   -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      2,029,079          (8,680,043)
                                                   -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS..........        443,112          (8,793,562)
NET ASSETS:
Beginning of the Period........................     50,966,476          59,760,038
                                                   -----------         -----------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $68,295 and $46,250,
  respectively)................................    $51,409,588         $50,966,476
                                                   ===========         ===========
*Distribution by Class
-------------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares...............................    $(1,954,418)        $(1,789,709)
  Class B Shares...............................       (506,678)           (626,148)
  Class C Shares...............................       (161,271)           (161,181)
                                                   -----------         -----------
                                                   $(2,622,367)        $(2,577,038)
                                                   ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
        Class A Shares           1999(a)   1998(a)    1997      1996      1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $12.160   $12.191   $12.151   $ 12.41   $ 11.90
                                 -------   -------   -------   -------   -------
  Net Investment Income........     .645      .685      .685      .627       .67
  Net Realized and Unrealized
    Gain/ Loss.................    (.381)    (.043)     .015     (.226)    .4888
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................     .264      .642      .700      .401    1.1588
Less Distributions from and in
  Excess of Net Investment
  Income.......................     .642      .673      .660      .660     .6488
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $11.782   $12.160   $12.191   $12.151   $ 12.41
                                 =======   =======   =======   =======   =======
Total Return* (b)..............    2.22%     5.40%     5.92%     3.34%     9.96%
Net Assets at End of the Period
  (In millions)................  $  37.0   $  35.2   $  39.4   $  40.2   $  45.4
Ratio of Expenses to Average
  Net Assets* (c)..............    1.42%     1.42%     1.32%     1.45%     1.45%
Ratio of Net Investment Income
  to Average Net Assets*.......    5.40%     5.61%     5.68%     5.23%     5.47%
Portfolio Turnover.............     153%      249%      175%      260%      187%
 * If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets (c)...............    1.47%       N/A       N/A     1.47%     1.50%
Ratio of Net Investment Income
  to Average Net Assets........    5.35%       N/A       N/A     5.21%     5.42%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
Class B Shares                   1999(a)   1998(a)   1997(a)   1996(a)   1995(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $12.197   $12.220   $12.174   $ 12.43   $ 11.91
                                 -------   -------   -------   -------   -------
  Net Investment Income........     .557      .590      .598      .550       .57
  Net Realized and Unrealized
    Gain/ Loss.................    (.381)    (.036)     .012     (.242)    .5028
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................     .176      .554      .610      .308    1.0728
Less Distributions from and in
  Excess of Net Investment
  Income.......................     .549      .577      .564      .564     .5528
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $11.824   $12.197   $12.220   $12.174   $ 12.43
                                 =======   =======   =======   =======   =======
Total Return* (b)..............    1.42%     4.65%     5.08%     2.69%     9.09%
Net Assets at End of the Period
  (In millions)................  $   9.9   $  12.4   $  16.2   $  22.5   $  30.3
Ratio of Expenses to Average
  Net Assets* (c)..............    2.18%     2.19%     2.11%     2.19%     2.24%
Ratio of Net Investment Income
  to Average Net Assets*.......    4.64%     4.82%     4.92%     4.50%     4.63%
Portfolio Turnover.............     153%      249%      175%      260%      187%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets (c)...............    2.23%       N/A       N/A     2.22%     2.29%
Ratio of Net Investment Income
  to Average Net Assets........    4.59%       N/A       N/A     4.47%     4.59%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                 -----------------------------------------------
Class C Shares                   1999(a)   1998(a)    1997      1996     1995(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $12.182   $12.206   $12.162   $ 12.42   $ 11.90
                                 -------   -------   -------   -------   -------
  Net Investment Income........     .556      .582      .597      .554       .57
  Net Realized and Unrealized
    Gain/Loss..................    (.372)    (.029)     .011     (.248)    .5028
                                 -------   -------   -------   -------   -------
Total from Investment
  Operations...................     .184      .553      .608      .306    1.0728
Less Distributions from and in
  Excess of Net Investment
  Income.......................     .553      .577      .564      .564     .5528
                                 -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.......................  $11.813   $12.182   $12.206   $12.162   $ 12.42
                                 =======   =======   =======   =======   =======
Total Return* (b)..............    1.54%     4.57%     5.17%     2.62%     9.10%
Net Assets at End of the Period
  (In millions)................  $   4.6   $   3.3   $   4.2   $   4.7   $   6.2
Ratio of Expenses to Average
  Net Assets* (c)..............    2.17%     2.19%     2.10%     2.20%     2.23%
Ratio of Net Investment Income
  to Average Net Assets*.......    4.65%     4.76%     4.92%     4.48%     4.71%
Portfolio Turnover.............     153%      249%      175%      260%      187%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets (c)...............    2.23%       N/A       N/A     2.22%     2.27%
Ratio of Net Investment Income
  to Average Net Assets........    4.60%       N/A       N/A     4.45%     4.67%

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital by investing primarily in securities (including mortgage-related securities) issued or guaranteed by an agency or instrumentality of the U.S. Government. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C shares commenced on November 5, 1991 and May 10, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by

                               December 31, 1999
--------------------------------------------------------------------------------

marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $9,866,156 which will expire between December 31, 2000 and December 31, 2007. Of this amount, $3,525,503 will expire on December 31, 2000. Net realized loss may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, the deferral of

                               December 31, 1999
--------------------------------------------------------------------------------

losses for tax purposes resulting from wash sale transactions and losses recognized for tax purposes on open futures positions at December 31, 1999.
    At December 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $51,091,146, the aggregate gross unrealized appreciation is $209,146 and the aggregate gross unrealized depreciation is $598,365, resulting in unrealized depreciation on long- and short-term investments of $389,219.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to the inherent differences in the recognition of income, expenses and realized gains/ losses under generally accepted accounting principles and for federal income tax purposes, permanent differences related to paydown losses on mortgage-backed securities totaling $39,274 have been reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income.

F. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $4,420 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, effective October 1, 1999, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly as follows:

                                                               % PER
                AVERAGE DAILY NET ASSETS                       ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .400 of 1%
Next $500 million.......................................     .375 of 1%
Over $1 billion.........................................     .350 of 1%

                               December 31, 1999
--------------------------------------------------------------------------------

    Prior to October 1, 1999, the advisor provided investment advice and facilities to the Fund for an annual fee, payable monthly as follows:

                                                               % PER
                AVERAGE DAILY NET ASSETS                       ANNUM
-----------------------------------------------------------------------
First $1 billion........................................     .500 of 1%
Next $1 billion.........................................     .475 of 1%
Next $1 billion.........................................     .450 of 1%
Next $1 billion.........................................     .400 of 1%
Over $4 billion.........................................     .350 of 1%

    For the year ended December 31, 1999, the Fund recognized expenses of approximately $6,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $55,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1999, the Fund recognized expenses of approximately $59,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               December 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    At December 31, 1999, capital aggregated $48,543,405, $9,074,359 and $4,285,461 for Classes A, B and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  3,643,907    $ 43,561,372
  Class B......................................    603,782       7,229,806
  Class C......................................    283,607       3,375,333
                                                ----------    ------------
Total Sales....................................  4,531,296    $ 54,166,511
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    105,709    $  1,260,568
  Class B......................................     21,635         259,089
  Class C......................................      9,815         117,323
                                                ----------    ------------
Total Dividend Reinvestment....................    137,159    $  1,636,980
                                                ==========    ============
Repurchases:
  Class A...................................... (3,509,243)   $(41,944,028)
  Class B......................................   (809,781)     (9,708,538)
  Class C......................................   (177,753)     (2,121,846)
                                                ----------    ------------
Total Repurchases.............................. (4,496,777)   $(53,774,412)
                                                ==========    ============

                               December 31, 1999
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $45,665,493, $11,294,002 and
$2,914,651 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,449,715    $ 17,709,670
  Class B......................................    521,188       6,401,373
  Class C......................................    805,325       9,851,277
                                                ----------    ------------
Total Sales....................................  2,776,228    $ 33,962,320
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     92,435    $  1,128,107
  Class B......................................     27,879         341,146
  Class C......................................      8,863         108,383
                                                ----------    ------------
Total Dividend Reinvestment....................    129,177    $  1,577,636
                                                ==========    ============
Repurchases:
  Class A...................................... (1,875,249)   $(22,928,861)
  Class B......................................   (852,542)    (10,436,057)
  Class C......................................   (888,221)    (10,855,081)
                                                ----------    ------------
Total Repurchases.............................. (3,616,012)   $(44,219,999)
                                                ==========    ============

    Effective October 1, 1999, the Fund reduced the maximum sales charge from 3.25% to 2.25% for A shares.
    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 1999, 254,197 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after

                               December 31, 1999
--------------------------------------------------------------------------------

January 1, 1997 do not possess a conversion feature. For the year ended December 31, 1999, no Class C shares converted to Class A shares. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule, which was changed effective October 1, 1999.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                 -------------------------
               YEAR OF REDEMPTION                CLASS B           CLASS C
--------------------------------------------------------------------------
First...........................................  2.00%              .75%
Second..........................................  1.50%              None
Third...........................................  1.00%              None
Fourth..........................................   0.5%              None
Fifth and Thereafter............................   None              None

    Prior to October 1, 1999, the CDSC schedule was as follows:

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                 -------------------------
               YEAR OF REDEMPTION                CLASS B           CLASS C
--------------------------------------------------------------------------
First...........................................  3.00%             1.00%
Second..........................................  2.50%              None
Third...........................................  2.00%              None
Fourth..........................................  1.00%              None
Fifth and Thereafter............................   None              None

    For the year ended December 31, 1999, Van Kampen, as Distributor for the Fund, received CDSC on redeemed shares of approximately $32,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $71,948,722 and $80,938,045, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

                               December 31, 1999
--------------------------------------------------------------------------------

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract or forward commitment. In these situations, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.
    Summarized below are the specific types of derivative financial instruments used by the Fund.
A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the year ended December 31, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1998............................      44
  Futures Opened............................................     395
  Futures Closed............................................    (409)
                                                              ------
Outstanding at December 31, 1999............................      30
                                                              ======

                               December 31, 1999
--------------------------------------------------------------------------------

    The futures contracts outstanding as of December 31, 1999, and the description and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts--5 Year U.S. Treasury Note
  Futures March 2000 (Current notional value
  $98,000 per contract)........................    30          $(10,553)
                                                   ==          ========

B. FORWARD COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.
    There were no forward commitments outstanding at December 31, 1999.

C. SHORT SALES--At December 31, 1999 the fund had the following investment sold short:

 PAR
AMOUNT                                                              MARKET
(000)         DESCRIPTION       COUPON   MATURITY    PROCEEDS        VALUE
-----------------------------------------------------------------------------
$1,500   Government National
         Mortgage Association              To Be
         30 Year Pools......... 7.500%   Announced  $(1,487,344)  $(1,483,590)

6. MORTGAGE BACKED SECURITIES
A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

                               December 31, 1999
--------------------------------------------------------------------------------

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Class A Shares purchased prior to October 1, 1999 are subject to an annual service fee of 0.25% of the average daily net assets attributable to such class of shares. Class A Shares purchased on or after October 1, 1999 are subject to an annual service fee of up to 0.15% of the average daily net assets attributable to such class of shares. Class B Shares purchased prior to October 1, 1999 are subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. All Class C Shares and Class B Shares purchased on or after October 1, 1999 are each subject to a combined annual distribution and service fee of up to 0.65% of the average daily net assets attributable to such class of shares. Included in these fees for the year ended December 31, 1999, are payments retained by Van Kampen of approximately $105,400.

8. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating Fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Limited Maturity Government Fund

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Limited Maturity Government Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 11, 2000

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

* Closed to new investors
** Open to new investors for a limited time

                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen Funds Inc., 2000
    All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After May 31, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                          RESULTS OF SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
J. Miles Branagan...............................  2,512,498    33,499
Jerry D. Choate.................................  2,512,498    33,499
Linda Hutton Heagy..............................  2,514,495    31,502
R. Craig Kennedy................................  2,514,306    31,691
Mitchell M. Merin...............................  2,512,498    33,499
Jack E. Nelson..................................  2,514,934    31,063
Richard F. Powers, III..........................  2,512,498    33,499
Phillip B. Rooney...............................  2,514,934    31,063
Fernando Sisto..................................  2,514,934    31,063
Wayne W. Whalen.................................  2,512,498    33,499
Suzanne H. Woolsey..............................  2,514,435    31,562
Paul G. Yovovich................................  2,514,874    31,123

2) With regard to the ratification of PricewaterhouseCoopers LLP as independent public accountants for the Fund, 2,526,497 shares voted in the affirmative, 1,506 shares voted against and 17,994 shares abstained.

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.